UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2019

LIQUIDITY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6931 Arlington Road, Suite 200, Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (202) 467-6868

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	LQDT	Nasdaq

Item 8.01. Other Matters.

On May 13, 2019 (the “Retirement Date”), the Company and Mr. Roger Gravley, former President, GovDeals and Chief Information Officer, entered into a Retirement Agreement and General Release (the “Gravley Agreement”), which agreement will become irrevocable by Mr. Gravley on May 20, 2019.

Pursuant to the terms of the Gravley Agreement, and contingent upon the Gravley Agreement becoming irrevocable, Mr. Gravley will receive a severance package including, among other things:

(i)
a lump-sum cash payment of $640,332, which represents Mr. Gravley’s full base salary plus an amount equal to the average of the actual annual incentive bonuses paid to him during the previous two fiscal years, which lump-sum payment will be reduced for applicable taxes and withholdings;

(ii)	payment of $45,311, representing the aggregate amount of paid time-off accrued through the Termination Date, which payment will be reduced for applicable taxes and withholdings; and

(iii)	reimbursement for business expenses reasonably incurred prior to the Retirement Date.

Mr. Gravley may exercise his unexercised and vested options to purchase Company common stock issued under the Company’s 2006 Omnibus Long-Term Incentive Plan (the “Plan”) for the twelve-month period following the Retirement Date.  Mr. Gravley’s unvested equity grants terminated as of his Retirement Date.

The Gravley Agreement also (i) reaffirms the effectiveness of the Employment Agreement Regarding Confidentiality, Intellectual Property, and Competitive Activities, made by and between Mr. Gravley and the Company, dated as of September 4, 2012 and (ii) includes Mr. Gravley’s agreement to release the Company from all liability in connection with his employment with and separation from the Company.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

10.1            Retirement Agreement and General Release dated May 13, 2019 by and between Roger Gravley and Liquidity Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: May 17, 2019	By:	/s/ Mark A. Shaffer
	Name:	Mark A. Shaffer
	Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Retirement Agreement and General Release dated May 13, 2019 by and between Roger Gravley and Liquidity Services, Inc.

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